                                  Exhibit 11
                Statement re: computation of per share earnings

                            Annie's Homegrown, Inc.
                   Computation of Earnings Per Common Share
                      (in 000s except for per share data)
                     Three months ended December 31, 1996



Basic Computation
-----------------

     Net income per statement of operations                            $ 140
                                                                       =====

     Weighted average number of common
      shares outstanding                                               4,257
                                                                       =====

     Basic income per common share                                     $ .03
                                                                       =====



Diluted Computation
-------------------

     Net income per statement of operations                            $ 140
                                                                       =====

     Weighted average number of common
      shares outstanding                                               4,257

     Stock options                                                       733
                                                                       -----

     Weighted average number of common
      shares as adjusted                                               4,990
                                                                       =====

     Diluted income per common share                                   $ .03
                                                                       =====

                            Annie's Homegrown, Inc.
             Computation of Earnings Per Common Share (Continued)
                      (in 000s except for per share data)
                     Three months ended December 31, 1997


Basic Computation


     Net loss per statement of operations                              $ (43)
                                                                       ======

     Weighted average number of common
      shares outstanding                                               4,548
                                                                       =====

     Basic loss per common share                                       $(.01)
                                                                       ======


Diluted Computation
-------------------

     Net loss per statement of operations                              $ (43)
                                                                       ======

     Weighted average number of common
      shares outstanding                                               4,548

     Stock options                                                       466
                                                                       ------
     Weighted average number of common
      shares as adjusted                                               5,014
                                                                       ======


     Diluted loss per common share                                     $(.01)
                                                                       ======

                            Annie's Homegrown, Inc.
                   Computation of Earnings Per Common Share
                      (in 000s except for per share data)
                      Nine months ended December 31, 1996


Basic Computation
-----------------

     Net loss per statement of operations                              $(128)
                                                                       ======

     Weighted average number of common
      shares outstanding                                                4,188
                                                                       ======

     Basic loss per common share                                       $(.03)
                                                                       ======

Diluted Computation
-------------------

     Net loss per statement of operations                              $(128)
                                                                       ======

     Weighted average number of common
      shares outstanding                                                4,188

     Stock options                                                        733
                                                                       ------
     Weighted average number of common
      shares as adjusted                                                4,921
                                                                       ======

     Diluted loss per common share                                     $(.03)
                                                                       ======

                            Annie's Homegrown, Inc.
             Computation of Earnings Per Common Share (Continued)
                      (in 000s except for per share data)
                      Nine months ended December 31, 1997


Basic Computation
-----------------

     Net loss per statement of operations                              $ (177)
                                                                       =======

     Weighted average number of common
      shares outstanding                                                 4,326


     Basic loss per common share                                       $ (.04)
                                                                       =======


Diluted Computation
-------------------

     Net loss per statement of operations                              $ (177)
                                                                       =======

     Weighted average number of common
      shares outstanding                                                 4,326

     Stock options                                                         669
                                                                       -------
     Weighted average number of common
      shares as adjusted                                                 4,995
                                                                       =======

     Diluted loss per common share                                     $ (.04)
                                                                       =======